1Q 2018 Earnings Call 16 February 2018 Exhibit 99.3 (Furnished herewith) 23

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. Non-GAAP Financial Measures This presentation includes the following non-GAAP financial measures on an historical and forecasted basis: adjusted net income and adjusted diluted EPS. Please refer to the supplemental information located at the end of this presentation for a reconciliation of these historical and forecasted non-GAAP financial measures to the most directly comparable historical and forecasted GAAP financial measures and other important information. 24

1Q 2018 Overview ($ millions except where noted) 1Q 2018 1Q 2018 vs. 1Q 2017 Net Sales & Revenues $6,913 23% Net Sales (equipment operations) $5,974 27% Net Income (Loss) (attributable to Deere & Company) ($535)* Diluted EPS ($ per share) ($1.66)* Note: Wirtgen’s results were included in the Company’s consolidated financial statements beginning on the acquisition date of 1 December 2017. The results are incorporated with the Company’s results using a 30-day lag period and are included in the construction and forestry segment. * Excluding U.S. tax reform, adjusted net income $430 million and adjusted diluted EPS $1.31; for reconciliation to GAAP see slide 42 in Appendix 25

1Q 2018 Overview Equipment Operations 1Q 2018 vs. 1Q 2017 Net Sales 27% Price realization Currency translation Wirtgen Flat 3 points 5 points 26

Worldwide Agriculture & Turf 1Q 2018 Overview ($ millions) 1Q 2018 1Q 2018 vs. 1Q 2017 Net Sales $4,243 18% Operating Profit* $387 78% *1Q 2018 operating profit impacted by: + Shipment volumes + Voluntary employee-separation program expenses + Warranty costs Gain on sale of partial interest in SiteOne Landscape Supply, Inc. Production costs 27

Global Stocks-to-Use Ratios Source: USDA, 8 February 2018 Cotton Wheat Corn Soybeans 28 0% 20% 40% 60% 80% 100% 120% 0% 10% 20% 30% 40% 50% 60% 1996 1999 2002 2005 2008 2011 2014 2017P Cotton Ratios

U.S. Farm Cash Receipts Source: 2001–2016: USDA, 7 February 2018 2017F–2018F: Deere & Company forecast as of 16 February 2018 29 $0 $100 $200 $300 $400 $500 2002 2004 2006 2008 2010 2012 2014 2016 2018F $ Billions Crops Livestock Government Payments

Economic Update EU 28 * Includes wheat, barley, corn, sunflower seed, rapeseed, soybean, sugar beet, cotton, rice Source: IHS Global Insight, February 2018 Source: EU Com, LTO, IFCN, January 2018 Deere & Company forecast as of 16 February 2018 30 $0 $30 $60 $90 $120 $150 2009 2012 2015 2018F US$ Billions Crop Value of Production* € 120 € 180 € 240 € 300 € 360 € 420 € 220 € 270 € 320 € 370 € 420 € 470 2009 2012 2015 2018F Beef meat and Pork meat - € per 100 kg Milk - € per MT Dairy, Beef and Pork Prices Milk Milk 10yr avg Beef meat Beef meat 10yr avg Pork meat Pork meat 10yr avg

Economic Update Brazil * Includes key grains, ethanol, sugar Source: IHS Global Insight, February 2018 10.5% 7.5% Note: PSI-FINAME was key credit line for machinery acquisition 2011–2014; Moderfrota is currently the most attractive credit line Source: ABIMAQ (Brazilian Association of Machinery & Equipment) and BNDES Eligible Finance Rates for Agriculture Equipment 31 $0 $30 $60 $90 $120 $150 2009 2012 2015 2018F US$ Billions Crop Value of Production* Farmers with Annual Revenues >R$90M Farmers with Annual Revenues ?R$90M 2011 2013 2015 2017 All Farmers 12% 10% 8% 6% 4% 2% 0%

Fiscal 2018 Forecast Previous Forecast U.S. and Canada Ag ~ 10% 5-10% EU 28 Ag ~ 5% ~ 5% South America Ag (tractors and combines) Flat to up 5% Flat to up 5% Asia Ag ~ Flat ~ Flat U.S. and Canada Turf and Utility Flat to up 5% ~ Flat Agriculture & Turf Retail Sales Industry Outlook Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 32

Fiscal 2018 Forecast Previous Forecast Net Sales ~ 15% ~ 9% Currency translation ~ 3 points ~ 2 points Worldwide Agriculture & Turf Deere & Company Outlook Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 33

($ millions) 1Q 2018 1Q 2018 vs. 1Q 2017 Net Sales $1,731 57% Operating Profit* $32 14% Worldwide Construction & Forestry 1Q 2018 Overview *1Q 2018 operating profit impacted by: Wirtgen purchase accounting and acquisition costs Excluding Wirtgen: + Shipment volumes + Voluntary employee-separation program expenses Production costs 34

(annual percentage rate* except where noted) Fiscal 2018 Forecast Previous Forecast GDP Growth 2.6% 2.4% Housing Starts (thousands) 1,276 1,254 Total Construction Investment 2.2% 1.4% Government Construction Investment 0.6% 0.8% Crude Oil Price (per barrel)** $58.00 $51.25 Worldwide Construction & Forestry U.S. Economic Indicators * Change from prior year, Bureau of Economic Analysis, 2009 real dollars ** West Texas Intermediate, annual average Source: IHS Markit, Calendar Year Estimates – January 2018 (previous forecast as of October 2017) 35

Fiscal 2018 Forecast Previous Forecast Net Sales ~ 80% ~ 69% Currency translation Wirtgen ~ 2 points ~ 56 points ~ 1 point ~ 54 points Worldwide Construction & Forestry Deere & Company Outlook Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 36

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.22% 15 Year Average Source: Deere & Company forecast as of 16 February 2018 37 0.0% 0.5% 1.0% 1.5% 2.0% 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018F

Worldwide Financial Services ($ millions) 1Q 2018 Fiscal 2018 Forecast Previous Forecast Net Income (Loss) (attributable to Deere & Company) $425* ~ $840* ~ $515 Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) * Adjusted net income of $147 million in the quarter and ~ $520 million for the full year excluding the favorable changes associated with U.S. tax reform of $278 million and ~ $320 million, respectively 38

($ millions) 1Q 2018* Fiscal 2018 Forecast** Agriculture & Turf $1,752 ~ $50 Construction & Forestry $2,351 ~ $1,750 Total (as reported) $4,103 ~ $1,700 Total (constant exchange) $3,747 ~ $1,525 Consolidated Trade Receivables & Inventory * Change at 28 January 2018 vs. 29 January 2017 ** Change at 28 October 2018 vs. 29 October 2017 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company forecast as of 16 February 2018 39

1Q 2018 Fiscal 2018 Forecast Previous Forecast COS (percent of Net Sales) 78.8% ~ 75% ~ 75% Cost of Sales Equipment Operations Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 40

1Q 2018 vs. 1Q 2017 Fiscal 2018 Forecast Previous Forecast R&D Expense 14% ~ 20% ~ 18% Currency translation Acquisition-related activities 2 points 5 points ~ 1 point ~ 9 points ~ 1 point ~ 9 points Research & Development Expense Equipment Operations Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 41

Selling, Administrative & General Expense Equipment Operations 1Q 2018 vs. 1Q 2017 Fiscal 2018 Forecast Previous Forecast SA&G Expense 8% ~ 23% ~ 26% Acquisition-related activities Incentive compensation Currency translation Voluntary separation program Pension/OPEB Commissions paid to dealers 11 points 3 points 2 points 8 points Flat Flat ~ 21 points ~ 2 points ~ 2 points ~ 2 points ~ Flat ~ 2 points ~ 24 points ~ 1 point ~ 1 point ~ 2 points ~ 1 point ~ 1 point Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 42

1Q 2018 Rest of Year 2018 Forecast Fiscal 2018 Forecast* Fiscal 2019 Forecast Effective Tax Rate 422% 25-27% ~ 62% 25-27% Income Taxes Equipment Operations * Previous forecast 31-33% prior to U.S. tax reform, pro-forma 2018 rate ~ 29.5% Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 43

Net Operating Cash Flows Equipment Operations Fiscal 2018 Forecast* ~ $4.4 billion * Previous forecast ~ $3.8 billion Note: 2009-2016 adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 44 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018F $ Millions

($ billions except where noted) 2Q 2018 Forecast Fiscal 2018 Forecast Previous Forecast Net Sales (equipment operations) 30-40% ~ 29% ~ 22% Price realization Currency translation Wirtgen ~ Flat ~ 4 points ~ 16 points ~ 1 point ~ 3 points ~ 12 points ~ 1 point ~ 2 points ~ 12 points Net Income (Loss) (attributable to Deere & Company) ~ $2.1* ~ $2.6 Deere & Company Outlook Fiscal 2018 Forecast Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) * Excluding U.S. tax reform, adjusted net income ~ $2.85 billion; for reconciliation to GAAP see slide 42 in Appendix 45

Appendix 46

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Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing Deere Use-of-Cash Priorities 48

Sources and Uses of Cash Fiscal 2004-2017 Equipment Operations $ Millions ~ 58% of cash from operations returned to shareholders * Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including the effect of exchange rates on cash and cash equivalents Note: “Cash from Operations” adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company SEC filings = Source of Cash = Use of Cash 49 $4,287 $8,168 $37,440 $665 $146 $10,652 $1,345 $7,848 $13,904 $621 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Beginning Cash & Cash Equivalents (Fiscal 2004) Cash From Operations Divestitures, net of Acquisitions Net Change in Debt and Intercompany Balances Capital Expenditures Investment in Financial Services Dividends Share Repurchase, net of Common Stock Issuances Other* Ending Cash & Cash Equivalents (Fiscal 2017)

Deere Quarterly Dividends Declared 1Q 2004 – 1Q 2018 * Adjusted for 2 for 1 stock split on 26 November 2007 Dividend raised 114% since 2010 50 $0.11 $0.28 $0.60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2004 2005 2006 2007* 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 2004–1Q 2018: Cumulative cost of repurchases $16.4 billion Shares repurchased 245.0 million Average repurchase price $66.96 December 2013 authorization of $8 billion: Amount remaining $3.3 billion 28 January 2018 period ended basic shares 323.8 million 1Q 2018 average diluted shares 322.8 million Share Repurchase 35% net share reduction since 2004 51 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2004 2006 2008 2010 2012 2014 2016 2018 YTD $ Billions Millions of Shares* Shares Repurchased Amount Spent

Pension and OPEB Expense ($ millions) 1Q 2018 Fiscal 2018 Forecast Previous Forecast Pension and OPEB Expense $6 ~ $15 ~ $10 Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 52

($ millions) Fiscal 2018 Forecast Previous Forecast Capital Expenditures ~ $925 ~ $925 Depreciation and Amortization ~ $1,050 ~ $1,050 Pension/OPEB Contributions ~ $140 ~ $140 Other Information Equipment Operations Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 53

Economic Update Other Selected Markets * Includes corn, wheat, rice, barley, sorghum, oilseeds, peanut, sugar, cotton Source: IHS Global Insight, February 2018 54 $0 $75 $150 $225 $300 2009 2012 2015 2018F US$ Billions China - Crop Value of Production* $0 $75 $150 $225 $300 2009 2012 2015 2018F US$ Billions India - Crop Value of Production*

Source: USDA, 8 February 2018 U.S. Farm Commodity Prices 55 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $0 $4 $8 $12 $16 $20 2005 2007 2009 2011 2013 2015 2017 Cotton - $ per Pound $ per Bushel Cotton Wheat Corn Soybeans

($ per bushel except where noted) 2015/16 2016/17 Estimate 2017/18 Projection Previous 2017/18 Corn $3.61 $3.36 $3.30 $3.20 Soybeans $8.95 $9.50 $9.10 $9.10 Wheat $4.89 $3.89 $4.65 $4.60 Cotton ($ per pound) $0.58 $0.68 $0.69 $0.60 U.S. Farm Commodity Prices Source: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 56

(millions) 2016/17 Estimate 2017/18 Projection Corn 94.0 90.2 Soybeans 83.4 90.1 Wheat 50.1 46.0 Cotton 10.1 12.6 Source: Deere & Company forecast as of 16 February 2018 U.S. Acres Planted 57

(bushels per acre except where noted) 2016/17 Estimate 2017/18 Projection Corn 174.6 176.6 Soybeans 52.1 49.1 Wheat 52.7 46.3 Cotton (pounds per harvested acre) 867 899 U.S. Crop Yields Source: Deere & Company forecast as of 16 February 2018 58

U.S. Farm Cash Receipts ($ billions) 2016 2017 Forecast 2018 Forecast Previous 2018 Crops $194.4 $189.7 $188.2 $187.6 Livestock $162.9 $175.4 $174.9 $169.6 Government Payments $13.0 $11.4 $9.3 $11.1 Total Cash Receipts $370.2 $376.5 $372.4 $368.3 Source: 2016: USDA, 7 February 2018 2017F–2018F: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 59

U.S. Net Farm Cash Income ($ billions) 2016 2017 Forecast 2018 Forecast Previous 2018 Total Cash Receipts $370.2 $376.5 $372.4 $368.3 Other Farm-Related Income $27.9 $29.7 $31.8 $32.0 Gross Cash Income $398.1 $406.2 $404.2 $400.3 Cash Expenses ($304.1) ($309.3) ($312.2) ($310.0) Net Cash Income $94.0 $96.9 $92.0 $90.3 Source: 2016: USDA, 7 February 2018 2017F–2018F: Deere & Company forecast as of 16 February 2018 (previous forecast as of 22 November 2017) 60

U.S. Farm Balance Sheet Source: 1974–2016: USDA, 7 February 2018 2017F–2018F: Deere & Company forecast as of 16 February 2018 61 10% 15% 20% 25% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1974 1978 1982 1986 1990 1994 1998 2002 2006 2010 2014 2018F $ Billions Farm Debt Farm Equity Debt to Equity Ratio (%) Debt to Asset Ratio (%)

January 2018 Retail Sales and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 6% Double digits 2WD Tractors (40 < 100 PTO hp) 3% Low double digits 2WD Tractors (100+ PTO hp) 2% In line with the industry 4WD Tractors 33% More than the industry Combines 5% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2018 2017 2WD Tractors (100+ PTO hp) 33% 38% Combines 16% 14% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 62

Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Double digits Construction & Forestry First-in-the-Dirt Settlements Double digits Single digit January 2018 Retail Sales Retail Sales EU 28 Ag Deere* Tractors Double digits Combines Double digits * Based on internal sales reports 63

Supplemental Statement of Consolidated Income Information Reconciliation of GAAP to Non-GAAP Financial Measures In addition to reporting financial results in conformity with accounting principles generally accepted in the United States (GAAP), the company also discusses non-GAAP measures that exclude adjustments related to U.S. tax reform legislation. Net income (loss) attributable to Deere & Company and diluted earnings per share measures that exclude this item is not in accordance with, nor is it a substitute for, GAAP measures. The company believes that discussion of results excluding this item provides a useful analysis of ongoing operating trends. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The table below provides a reconciliation of the non-GAAP financial measure with the most directly comparable GAAP financial measure for the three months ended January 28, 2018, and the outlook for the twelve months ended October 28, 2018. (Millions, except per-share amounts) (Unaudited) 64

Deere & Company’s 2Q 2018 earnings call is scheduled for 9:00 a.m. central time on Friday, 18 May 2018 65